UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2023

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On September 6, 2023, Riot Platforms, Inc. (“Riot”, the “Company”, “we”, “us”, “our”, etc.) issued a press release (the “Press Release”) announcing updates regarding our results of operations and progress on strategic initiatives as of August 31, 2023, as well as an updated corporate presentation (the “Corporate Presentation”).  The Corporate Presentation includes information regarding Riot’s financial position, business, and operations for the first half of 2023 (as reported in the Company’s quarterly report on Form 10-Q for the period ended June 30, 2023, as filed with the Securities and Exchange Commission (the “SEC”) as of August 9, 2023), as well as updated (unaudited) results, as of August 31, 2023, of our Bitcoin mining operations. A copy of the Press Release and Corporate Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are also available on our website, www.riotplatforms.com, under the “Press Releases” and “Presentations” tabs, respectively.

The information furnished pursuant to this Current Report on Form 8-K (this “Report”), including the Press Release and the Corporate Presentation attached as Exhibits 99.1 and 99.2 hereto, respectively, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, (the “Securities Act") or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report, the Press Release attached as Exhibit 99.1 hereto, and the Corporate Presentation attached as Exhibit 99.2, as well as the documents incorporated by reference herein and therein, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements generally relate to future events, financial results or operating performance based on management’s current expectations, assumptions and beliefs about the Company’s future financial and operating performance, as well future economic conditions, which are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange. Accordingly, any statement contained or referenced herein, as well as in the other filings that we make with the SEC, that is not a statement of historical fact, should be considered a forward-looking statement. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such expressions. These forward-looking statements may include, but are not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as our development and implementation of industrial scale immersion-cooled Bitcoin mining hardware and our data center development outside of Corsicana, Texas; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing.

These statements are subject to various risks and uncertainties, both known and unknown, which could cause the Company’s actual results to differ, perhaps materially, from management’s current expectations or the Company’s historical performance. Such risks and uncertainties include, without limitation, risks related to: our estimates of bitcoin mining production; our future hash rate growth and global hash rate growth; the anticipated benefits of our immersion-cooling hardware; our ability to successfully deploy the new bitcoin mining computers we acquire; the timely completion and energization of our bitcoin mining infrastructure the success, timing and cost of integration of acquired businesses; and macroeconomic, political, and/or environmental events. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Report, the exhibits attached hereto, and the other documents incorporated by reference herein, may be found in the filings we make with the SEC, including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well under similar headings and titles in the other filings we make with the SEC from time to time after the date of this Report. Copies of these filings may be obtained from the SEC’s website, www.sec.gov.

All forward-looking statements included or incorporated by reference in this Report, the Press Release, and in the Corporate Presentation, are made only as of the date of this Report or, as applicable, the date of the document(s) incorporated by reference herein or therein, and all forward-looking statements included in, or incorporated by reference into, the other documents we file with the SEC from time to time are made only as of the date of such documents. Riot disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by law. Persons reading this Report, the exhibits attached hereto, the documents incorporated by reference herein, and the other documents we file with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Regulation FD Disclosure.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Press release of Riot Platforms, Inc. dated as of September 6, 2023.
99.2	Riot Platforms, Inc. Corporate Presentation, dated as of September 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: September 6, 2023